UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2019

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Ticker Symbol: (TDVFX)

SEMI-ANNUAL REPORT

MARCH 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund if you hold your shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-888-99TOWLE (888-998-6953) or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at 1-888-99TOWLE (888-998-6953) or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Manager Series Trust’s Funds you hold directly or through your financial intermediary, as applicable.

Towle Deep Value Fund

A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	5
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Expense Example	19

This report and the financial statements contained herein are provided for the general information of the shareholders of the Towle Deep Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.towlefund.com

TOWLE & CO.

D E E P   V A L U E   I N V E S T I N G

1-888-998-6953

April 2019

To Our Shareholders:

The six-month period ending March 31, 2019, proved to be an unusually volatile period for the Towle Deep Value Fund (the “Fund”). The disruption rattling markets in the fourth quarter pressured pricing of the Fund’s holdings culminating in the worst quarterly performance since inception. Conversely, the rebound in early 2019, was swift and strong, generating the Fund’s best ever monthly return in January. While volatility is common in our space, the activity during this period was historic by several measures. As mentioned in past letters, we implore shareholders to look beyond short-term price fluctuations, both negative and positive. That practice is integral to our contrarian investment discipline and allows our team to capitalize on asset mispricing during periods of heightened dislocation.

Short and long-term performance results are noted below.

For the six months ended March 31, 2019, the Fund produced a total return of -21.23% compared to a total return of -8.97% for the Russell 2000 Value and -1.72% for the S&P 500 Index.

For the 12 months ended March 31, 2019, the Fund produced a total return of -15.45% compared to a total return of 0.17% for the Russell 2000 Value and 9.50% for the S&P 500 Index.

From inception to March 31, 2019, the Fund has compounded capital at a 9.74% annualized rate of return compared to 10.48% for the Russell 2000 Value and 13.62% for the S&P 500 Index.

Substantial adjustments to the Fund’s holdings occurred over the course of the past six months. Five new positions were added and seven were liquidated. Several of the jettisoned positions including Bed Bath & Beyond (BBBY), Francesca’s (FRAN), and Pier 1 Imports (PIR), were in the retail area, speaking to the significant competitive challenges facing that industry. The emergence of a larger opportunity set during the period triggered our decision to delete other positions and to redeploy the proceeds into more attractive investments. In addition to these transactions, multiple existing positions were trimmed or increased in an effort to enhance the Fund’s upside appreciation potential. Given the flurry of activity, capital turnover was higher than normal at approximately 60%, however, the allocation of the portfolio did not change to a large degree. Sector weightings remained skewed toward Consumer-Cyclical, Industrial, and Energy names, reflecting our view on the greatest areas of opportunity presented by the market.

While the panic and fear of late 2018 are now behind us, there is no shortage of lingering concerns: slowing economic growth, protracted U.S./China trade talks, Fed policy uncertainty, and excessive worldwide debt levels. That said, the stock market is a discounting mechanism, typically looking ahead six to twelve months. As such, we believe the notable recovery in equity pricing since the market low in 2018 may be signaling that global economic growth and U.S. corporate earnings have not only stabilized but could advance in the coming years.

With an emerging pattern of better leading economic data, we are encouraged about the earnings prospects of our undervalued, cyclical holdings. Although recent investment performance of the Fund has been unsatisfactory, we believe that our conservative, three-year sell targets suggest substantial appreciation potential for the portfolio.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month end please call 1-888-998-6953.

Many stock market strategists grapple with the current reality of slowing global economic growth. The International Monetary Fund recently lowered its 2019 global growth forecast to 3.3%, a marked slowdown from 2017 and 2018. However, the Towle team remains constructive on today’s investment environment as the U.S. economy continues to grow at what we feel is a reasonable rate. In addition to broadly positive readings from ACME, our internally generated macroeconomic gauge, three supplementary observations put us in a bullish stance.

1.	Wide Valuation Gap

As documented in the financial media, value stocks in general have under-performed growth stocks for a prolonged period. Senior columnist James Mackintosh clarifies the extent of this divergence: “…never have value investors been ground down for so long” (Wall Street Journal, March 19, 2019).

Based on research from Royce & Associates as of March 31, 2019, the valuation gap between small-cap cyclical stocks and their high-growth counterparts may have reached unsustainable levels. Compared to the Russell 2000, cyclicals as measured by Enterprise Value to Earnings before Interest and Taxes are trading at “their deepest discount in 20 years.”

When will equity markets recognize the underrated potential of value investing, especially deep value? We do not know. But, in our judgment, the relative divergence between growth and value combined with compelling absolute valuations provide an attractive backdrop for the diligent deep value investor.

2.	Supportive Credit Markets

The following chart from Scott Grannis shows the path of five year Credit Default Swap (CDS) spreads from just prior to the Great Recession until today. According to Scott, “This is a timely and liquid indicator of the market’s outlook for corporate profits—with lower spreads reflecting increasing confidence.” While the chart clearly shows a sharp widening of CDS spreads at the end of 2018, spreads have subsequently settled down and have remained relatively low, possibly suggesting that conditions for economic growth and credit expansion remain satisfactory.

3.	Better Leading Economic Data

While current economic readings propose a “muddle thru” growth scenario, the economic research team at Strategas Securities, LLC points to numerous improving trends in leading indicators at the end of the first quarter:

●	U.S. M2 money supply has started to edge higher

●	Weekly jobless claims have been at the lowest seasonally adjusted level since 1969

●	Homebuilder surveys have turned up

●	Consumer expectations (Conference Board) are up from their January low

●	U.S. Commercial & Industrial loan growth has moved higher

●	Chinese PMI readings have shown measurable improvement

●	OECD global Leading Economic Indicators have started to bottom on a 6-month basis

The above observations in conjunction with today’s low interest rates, manageable inflation, and reasonable commodity prices create an investment environment that we feel is generally favorable for all types of equities. We remain enthusiastic about the potential gains embedded in the Towle portfolio.

At Towle & Co., three fundamental values guide the execution of our contrarian, deep value strategy.

1.	Believe in the certainty of progress

Economic prosperity is a constant legacy, pushing into the globe’s remotest borders. In the highly acclaimed book Enlightenment Now, author Steven Pinker writes, “The world has made spectacular progress in every single measure of human well-being.”

2.	Be independent, unafraid to stand apart from the crowd

Unconventional behavior, contrarian views, and a willingness to be wrong are key ingredients to generating above average returns. In the famous words of Byron Wein, “Outsized gains in this business are only possible with non-consensus views.”

3.	Stay disciplined and patient

Steadfast adherence to a well-defined, proven discipline will win out over the long haul. Seth Klarman supports this view: “Consistency and patience are crucial. Most investors are their own worst enemies. Endurance enables compounding.”

We work and live by these lasting principles! While the stock market fell under duress in late 2018 and equity mutual funds experienced their largest monthly outflow in history, the Towle team remained steadfast, actively investing in new ideas and buydown opportunities within the Fund’s portfolio. We feel this contrarian, disciplined action boosted the portfolio’s appreciation potential. With a revamped portfolio and new firepower, we carry on.

Thank you for investing with us and for your continued confidence.

J. Ellwood Towle

Christopher D. Towle

Peter J. Lewis, CFA

James M. Shields, CFA

Wesley R. Tibbetts, CFA

Stock fund prices fluctuate and investors may lose principal value. Micro-cap, small-cap and mid-cap stocks involve greater risks, and they can fluctuate in price more than larger company stocks. Foreign investments present additional risk due to currency exchange rate fluctuations, economic developments, political instability, and other factors. The Fund is non-diversified which increases the risk that the value of the Fund could go down because of the poor performance of a single investment. A value oriented investing style may go in and out of favor which may cause the Fund to sometimes underperform other equity fund.

Instances of high double-digit returns are extraordinary and may not be repeated. The recent growth rate in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The views in this shareholder letter were those of the Fund Managers as of the letter’s publication date and may not reflect their views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Towle Deep Value Fund

FUND PERFORMANCE at March 31, 2019 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Russell 2000 Value Index. The value of the Russell 2000 Value Index on October 28, 2011 is used as the beginning value on October 31, 2011. Results include reinvestment of all dividends and capital gains.

The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. This Index does not reflect expenses, fees or sales charge, which would lower performance. The Index is unmanaged and it is not possible to invest in an index.

Average Annual Total Return as of March 31, 2019	1 Year	5 Years	Since Inception	Inception Date
Towle Deep Value Fund	-15.45%	2.97%	9.74%	10/31/11
Russell 2000 Value Index	0.17%	5.60%	10.48%	10/31/11

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling 1-888-99TOWLE (888-998-6953).

Gross expense ratio was 1.18% and net expense ratio after recoupment of waived fees and/or reimbursed expenses was 1.20%. These were the amounts stated in the current prospectus dated February 1, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. While the Fund's advisor has contractually agreed to waive its fees and/or pay operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.20% of the average daily net assets of the Fund, such a fee waiver of expense absorption was not necessary for the six months ended March 31, 2019, as the annual fund expenses fell below its threshold. This agreement is in effect until January 31, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Towle Deep Value Fund
SCHEDULE OF INVESTMENTS
As of March 31, 2019 (Unaudited)

Number of Shares		Value
	COMMON STOCKS — 96.5%
	BASIC MATERIALS — 3.8%
122,440	Huntsman Corp.	$2,753,675
201,350	Shiloh Industries, Inc.*	1,107,425
		3,861,100
	CONSUMER, CYCLICAL — 47.8%
170,020	Adient PLC[1]	2,203,459
310,390	Beazer Homes USA, Inc.*	3,572,589
187,210	Big 5 Sporting Goods Corp.	595,328
366,340	Fiat Chrysler Automobiles N.V.*,1	5,440,149
172,650	Goodyear Tire & Rubber Co.	3,133,597
60,980	Group 1 Automotive, Inc.	3,945,406
142,040	M/I Homes, Inc.*	3,781,105
240,320	Meritor, Inc.*	4,890,512
1,254,200	Office Depot, Inc.	4,552,746
159,980	Sonic Automotive, Inc. - Class A	2,369,304
629,850	Sportsman's Warehouse Holdings, Inc.*	3,023,280
71,260	Tailored Brands, Inc.	558,678
122,910	Taylor Morrison Home Corp. - Class A*	2,181,652
128,170	Tenneco, Inc. - Class A	2,840,247
165,000	Tower International, Inc.	3,469,950
12,440	Whirlpool Corp.	1,653,152
		48,211,154
	CONSUMER, NON-CYCLICAL — 4.4%
484,710	RR Donnelley & Sons Co.	2,287,831
160,930	United Natural Foods, Inc.*	2,127,495
		4,415,326
	ENERGY — 12.8%
389,604	McDermott International, Inc.*	2,898,654
50,700	PBF Energy, Inc. - Class A	1,578,798
157,110	ProPetro Holding Corp.*	3,541,260
83,940	Renewable Energy Group, Inc.*	1,843,322
637,270	Southwestern Energy Co.*	2,988,796
		12,850,830
	FINANCIAL — 4.6%
168,300	Ally Financial, Inc.	4,626,567

	INDUSTRIAL — 20.3%
76,050	Atlas Air Worldwide Holdings, Inc.*	3,845,088
175,040	Builders FirstSource, Inc.*	2,335,034
414,400	Celadon Group, Inc.*	745,920
337,650	Flex Ltd.*	3,376,500
337,170	Ryerson Holding Corp.*	2,886,175

Towle Deep Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2019 (Unaudited)

Number of Shares		Value
	COMMON STOCKS (Continued)
	INDUSTRIAL (Continued)
104,740	Trinseo S.A.	$4,744,722
133,200	Triumph Group, Inc.	2,538,792
		20,472,231
	TECHNOLOGY — 2.8%
242,240	Unisys Corp.*	2,826,941

	TOTAL COMMON STOCKS
	(Cost $93,707,652)	97,264,149

Principal Amount
	SHORT-TERM INVESTMENTS — 3.5%
$3,504,891	UMB Money Market Fiduciary, 0.25%[2]	3,504,891

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $3,504,891)	3,504,891

	TOTAL INVESTMENTS — 100.0%
	(Cost $97,212,543)	100,769,040
	Other Assets in Excess of Liabilities — 0.0%	6,688

	TOTAL NET ASSETS — 100.0%	$100,775,728

PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Towle Deep Value Fund
SUMMARY OF INVESTMENTS
As of March 31, 2019 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer, Cyclical	47.8%
Industrial	20.3%
Energy	12.8%
Financial	4.6%
Consumer, Non-cyclical	4.4%
Basic Materials	3.8%
Technology	2.8%
Total Common Stocks	96.5%
Short-Term Investments	3.5%
Total Investments	100.0%
Other Assets in Excess of Liabilities	0.0%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Towle Deep Value Fund
STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2019 (Unaudited)

Assets:
Investments, at value (cost $97,212,543)	$100,769,040
Receivables:
Investment securities sold	179,709
Fund shares sold	25,067
Dividends and interest	16,673
Prepaid expenses	12,269
Total assets	101,002,758

Liabilities:
Payables:
Fund shares redeemed	71,288
Advisory fees	70,020
Shareholder servicing fees (Note 7)	11,847
Fund administration fees	29,724
Auditing fees	9,241
Custody fees	8,880
Transfer agent fees and expenses	5,449
Trustees' deferred compensation (Note 3)	2,149
Chief Compliance Officer fees	1,926
Trustees' fees and expenses	1,190
Accrued other expenses	15,316
Total liabilities	227,030

Net Assets	$100,775,728

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$118,099,984
Total accumulated deficit	(17,324,256)
Net Assets	$100,775,728

Number of shares issued and outstanding	7,686,298
Net asset value per share	$13.11

See accompanying Notes to Financial Statements.

Towle Deep Value Fund
STATEMENT OF OPERATIONS
For the Six Months Ended March 31, 2019 (Unaudited)

Investment Income:
Dividends	$713,319
Interest	3,389
Total investment income	716,708

Expenses:
Advisory fees	434,073
Fund administration fees	74,703
Shareholder servicing fees (Note 7)	40,054
Legal fees	16,211
Registration fees	15,108
Transfer agent fees and expenses	13,368
Custody fees	10,772
Auditing fees	9,079
Chief Compliance Officer fees	7,527
Shareholder reporting fees	4,848
Miscellaneous	4,698
Trustees' fees and expenses	4,531
Insurance fees	842
Total expenses	635,814
Net investment income	80,894

Realized and Unrealized Loss:
Net realized loss on investments	(13,165,419)
Net change in unrealized appreciation/depreciation on investments	(17,343,124)
Net realized and unrealized loss	(30,508,543)

Net Decrease in Net Assets from Operations	$(30,427,649)

See accompanying Notes to Financial Statements.

Towle Deep Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended March 31, 2019 (Unaudited)	For the Year Ended September 30, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$80,894	$213,842
Net realized gain (loss) on investments	(13,165,419)	9,431,487
Net change in unrealized appreciation/depreciation on investments	(17,343,124)	(7,786,143)
Net increase (decrease) in net assets resulting from operations	(30,427,649)	1,859,186

Distributions to Shareholders:
Total distributions to shareholders	(9,744,058)	(22,659,182)

Capital Transactions:
Net proceeds from shares sold	14,135,976	43,528,114
Reinvestment of distributions	9,635,544	22,346,917
Cost of shares redeemed[1]	(23,280,094)	(20,455,313)
Net increase in net assets from capital transactions	491,426	45,419,718

Total increase (decrease) in net assets	(39,680,281)	24,619,722

Net Assets:
Beginning of period	140,456,009	115,836,287
End of period	$100,775,728	$140,456,009

Capital Share Transactions:
Shares sold	1,081,684	2,318,172
Shares reinvested	714,803	1,216,490
Shares redeemed	(1,800,804)	(1,110,038)
Net increase (decrease) in capital share transactions	(4,317)	2,424,624

[1]	Net of redemption fee proceeds of $3,356 and $7,575, respectively.

See accompanying Notes to Financial Statements.

Towle Deep Value Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Six Months Ended	For the Year Ended September 30,
	March 31, 2019 (Unaudited)	2018	2017	2016	2015	2014

Net asset value, beginning of period	$18.26	$22.00	$16.70	$13.08	$14.97	$15.31
Income from Investment Operations:
Net investment income (loss)[1]	0.01	0.03	(0.02)	(0.04)	(0.02)	(0.07)
Net realized and unrealized gain (loss)	(3.85)	0.46	5.30	4.22	(1.38)	0.44
Total from investment operations	(3.84)	0.49	5.28	4.18	(1.40)	0.37
Less Distributions:
From net investment income	-	(0.05)	-	-	-	-
From net realized gains	(1.31)	(4.18)	-	(0.56)	(0.49)	(0.71)
Total distributions	(1.31)	(4.23)	-	(0.56)	(0.49)	(0.71)

Redemption fee proceeds[1]	- [2]	- [2]	0.02	- [2]	- [2]	- [2]

Net asset value, end of period	$13.11	$18.26	$22.00	$16.70	$13.08	$14.97

Total return[3]	(21.23)%[4]	2.10%	31.74%	33.09%	(9.88)%	2.32%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$100,776	$140,456	$115,836	$103,175	$56,229	$59,372

Ratio of expenses to average net assets:
Before fees waived/recovered	1.16%[5]	1.18%	1.13%	1.23%	1.26%	1.32%
After fees waived/recovered	1.16%[5]	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered	0.15%[5]	0.19%	(0.03)%	(0.29)%	(0.16)%	(0.53)%
After fees waived/recovered	0.15%[5]	0.17%	(0.10)%	(0.26)%	(0.10)%	(0.41)%
Portfolio turnover rate	31%[4]	41%	62%	40%	44%	23%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Towle Deep Value Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2019 (Unaudited)

Note 1 – Organization

Towle Deep Value Fund (the “Fund”) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on October 31, 2011.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Towle Deep Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2019 (Unaudited)

(c) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended September 30, 2015-2018 and as of and during the six months ended March 31, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders

The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Towle & Co. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.79% of the Fund’s average daily net assets. The Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.20% of the average daily net assets of the Fund. This agreement is in effect until January 31, 2020, and it may be terminated before that date only by the Trust's Board of Trustees.

Towle Deep Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2019 (Unaudited)

The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the six months ended March 31, 2019 are reported on the Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the six months ended March 31, 2019, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund's Board of Trustees has adopted a Deferred Compensation Plan (the "Plan") for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund's liability for these amounts is adjusted for market value changes in the invested Fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees' fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the six months ended March 31, 2019, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At March 31, 2019, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$98,931,518

Gross unrealized appreciation	$16,555,907
Gross unrealized depreciation	(14,718,385)

Net unrealized appreciation on investments	$1,837,522

Towle Deep Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2019 (Unaudited)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of September 30, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$253,856
Undistributed long-term capital gains	3,412,949
Accumulated earnings	3,666,805

Accumulated capital and other losses	-
Unrealized appreciation on investments	19,180,646
Total accumulated earnings	$22,847,451

The tax character of the distributions paid during the fiscal years ended September 30, 2018 and September 30, 2017 were as follows:

Distribution paid from:	2018	2017
Ordinary income	$252,151	$-
Net long-term capital gains	22,407,031	-
Total distributions paid	$22,659,182	$-

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the six months ended March 31, 2019 and for the year ended September 30, 2018, the Fund received $3,356 and $7,575, respectively.

Note 6 – Investment Transactions

For the six months ended March 31, 2019, purchases and sales of investments, excluding short-term investments, were $33,832,886 and $43,668,630, respectively.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the six months ended March 31, 2019, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Towle Deep Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2019 (Unaudited)

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of March 31, 2019, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$97,264,149	$-	$-	$97,264,149
Short-Term Investments	3,504,891	-	-	3,504,891
Total Investments	$100,769,040	$-	$-	$100,769,040

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major sector classification, please refer to the Schedule of Investments.

Towle Deep Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2019 (Unaudited)

**	The Fund did not hold any Level 2 or Level 3 securities at period end.

Note 10 – New Accounting Pronouncement

In August 2018, the SEC adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, GAAP, International Financial Reporting Standards, or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Fund is complying with them effective with these financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 ("ASU 2018-13"), "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC Topic 820 ("ASC 820"), "Fair Value Measurement." ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted, and the Fund has adopted ASU 2018-13 with these financial statements.

Note 11 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

Towle Deep Value Fund
EXPENSE EXAMPLE
For the Six Months Ended March 31, 2019 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2018 through March 31, 2019.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	10/1/18	3/31/19	10/1/18 – 3/31/19
Actual Performance	$1,000.00	$787.70	$5.16
Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	5.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.16% multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period). Assumes all dividends and distributions were reinvested.

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Towle Deep Value Fund
A series of Investment Managers Series Trust

Investment Advisor
Towle & Co.
1610 Des Peres Road, Suite 250
St. Louis, Missouri 63131

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 East Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Towle Deep Value Fund	TDVFX	461 418 360

Privacy Principles of the Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Towle Deep Value Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 1-888-99TOWLE (888-998-6953) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling 1-888-99TOWLE (888-998-6953) or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at 1-888-99TOWLE (888-998-6953). The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800- SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at 1-888-99TOWLE (888-998-6953).

Towle Deep Value Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: 1-888-99TOWLE (888-998-6953)

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable for open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	6/7/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	6/7/2019

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	6/7/2019